Smith Barney Citigroup

Global Paper, Forest Products
&  Packaging Conference

December 4, 2003

John V. Faraci
Chairman & CEO

International Paper Today

Key Responsibilities

Global Position

Competitive Strengths

International Paper Tomorrow

Targets and Priorities

Agenda

Forward Looking Statement

   Any statements made during this presentation or in the slides accompanying the presentation that are not historical facts are forward-
looking statements and are subject to risks and uncertainties that could cause actual results to differ materially. Factors which could cause actual results to differ include, among other things, the strength of demand for the
Company’s products, changes in overall demand, whether expected non-
price improvements can be realized, the effects of competition from foreign and domestic producers, the level of housing starts, changes in the cost or availability of raw materials, the cost of compliance with environmental and other governmental regulations, the ability of the Company to continue to realize anticipated cost savings, performance of the Company’s manufacturing operations, results of legal proceedings, changes related to international economic conditions, changes in currency exchange rates, particularly the relative value of the U.S. dollar to the Euro, economic conditions in developing countries, specifically Brazil and Russia, and the war on terrorism. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

During the course of this presentation, certain non-

Statements Relating to the Use of
Non-GAAP Financial Measures

U.S. GAAP financial information will be presented.
Reconciliations of those numbers to U.S. GAAP
financial measures is available on the company’s
website at www.internationalpaper.com under
Investor Information

International Paper
Today

International Paper
Today

International Paper
Today

International Paper
Today

Senior Management
  Key Responsibilities

Robert Amen

President

John Faraci

CEO

Packaging,  xpedx, CHH

Paper, Forest Products

Marianne Parrs

EVP

Supply Chain,
Information Technology

Newland Lesko

EVP

Manufacturing Excellence,
Technology

Paper

LH Puckett

Paul Herbert

Thomas Kadien

Odair Garcia

Packaging

Thomas Gestrich

Wayne Brafford

Forest

Products

George O’Brien

Financial

Christopher Liddell

Legal

Maura Smith

Coated & SC Papers

P&C Papers

European Papers

Brazil

Consumer Pkging

Industrial Pkging

Forest Resources &
Wood Products

Finance

Legal

Senior Management
  Key Responsibilities

Europe - 2.1 MM tons

New Zealand - 1.3 MM tons

North America - 15.5 MM tons

Global Position

Brazil - 0.7 MM tons

Producing 19 million tons of paper,
pulp & packaging board in 8 countries

Global Position
North America

780

Specialty Papers

1,200

Coated Groundwood

1,700

Bleached Board

1,990

Market Pulp

4,450

Containerboard

100

Uncoated Groundwood

15,520

Total

700

Coated Free Sheet

800

Bristols

3,800

Uncoated Free Sheet

(in thousands of short tons)

Global Position
Latin America

(in thousands of short tons)

680

Total

20

Market Pulp

220

Coated Groundwood

440

Uncoated Free Sheet

Global Position
Europe

115

Newsprint

200

Containerboard

290

Market Pulp

2,105

Total

150

Folding Boxboard

70

Coated One-Side

1,280

Uncoated Free Sheet

(in thousands of short tons)

Global Position
Pacific Rim

420

Containerboard

100

Bleached Board

1,310

Total

190

Tissue

600

Market Pulp

(in thousands of short tons)

Leading Position in Key Grades

Uncoated Papers (Global)

Coated Papers (N. America)

Bleached Board (Global)

Land Ownership (Private-U.S.)

Softwood Lumber (N. America)

Containerboard (Global)

#1

#1

#1

#1

#2

#3

Rank

Diversified Exposure
  to Various Grades

Enterprise Selling

Market Knowledge &
Market Access

Wide Range of Products

Economies of Scale &
  Operating Efficiencies

Global Supply

Best Practices

Global Purchasing

Machine Specialization

Based on Jaakko Poyry 2003 CostTrac with

2nd Quarter, 2003, Prices & Exchange Rates.

Low Cost & Competitive Assets

1998

2003

25%

70%

IP UCFS capacity within 1st & 2nd quartile

Spending based on
  Return & Growth

Brazil

Europe

Forest
Prods.

Total
IP

Wood
Prods.

100

Ind.
Pkg.

Printing
Paper

Cons.
Pkg.

Coated
Paper

2002 Capex as % Depreciation

International Paper Today
Summary

Competitive assets in key grades and regions

Well-positioned for upturn in demand

Major rationalizations complete, but always
alert to additional optimization

Established presence and scale in Eastern
Europe and Latin America

Capital allocation aimed at growing business
outside of North America

International Paper
Tomorrow

 Targets & Priorities

$1.5 B non-price improvement

$0.8 B trendline pricing
improvement

Goal: ROI Among Best Industrials

Increase ROI by 500 basis points to 9% at trend line prices

IP Goal

$1.12
EPS

4%

ROI

$1.8 B

EBIT

2002

$3.3 B

EBITDA

2005

9%
ROI

$4.00
EPS

$4 B
EBIT

$5.5-6.0 B
EBITDA

2005 Improvement Target

40%

20%

10%

30%

$3.3

$5.6

$ billion

$1.5 billion non-price

($0.8)

$0.8

Company Priorities

People

Operational
Excellence

Customer
Focus

Leadership

Engagement

Diversity

Organization

Compensation

People

Company Priorities

Leadership

Engagement

Diversity

Organization

Compensation

People

Fewer layers

New responsibilities &
  reporting relationships

Equity awards pegged
  more closely to
  performance

New peer group for
  relative return ranking

IP stock holding
  requirement for officers

Company Priorities

Manufacturing
Excellence

Supply Chain
Initiative

Lower
Overhead

Operational
Excellence

Leadership

Engagement

Diversity

Organization

Compensation

People

Company Priorities

Operational
Excellence

Manufacturing
Excellence

Supply Chain
Initiative

Lower
Overhead

Improving reliability

Productivity

Maintenance costs

Reducing direct costs

Fiber, chemicals,
  energy and labor

Company Priorities

Operational
Excellence

Manufacturing
Excellence

Supply Chain
Initiative

Lower
Overhead

Enterprise-wide initiative
to standardize processes
and information

Improve customer service

Reduce costs

Decrease complexity

Company Priorities

Operational
Excellence

Manufacturing
Excellence

Supply Chain
Initiative

Lower
Overhead

Corporate initiative

Reduce overhead costs

Eliminate 3,000 salaried
  positions

Company Priorities

Customer
Focus

Improve
Mix

Target
Segments

Grow
Volumes

Leadership

Engagement

Diversity

Organization

Compensation

People

Manufacturing
Excellence

Supply Chain
Initiative

Lower
Overhead

Operational
Excellence

Company Priorities

Reaching New Heights

Stronger, More Focused
Businesses

Well Positioned for
Market Recovery

Maximize Shareholder Returns

Goal: ROI Among
Best Industrials